Exhibit 10.b


Independent Auditors' Consent


We consent to the use, in this Annual Report of Localiza Rent a Car S.A. on Form 20-F filed on June 28, 2002 (File No. 333-8128), which is incorporated by reference in the Registration Statement on Form F-3 filed on August 24, 2001 (Registration No. 333-13852-03), of our report dated June 3, 2002.


/s/ Deloitte Touche Tohmatsu
Belo Horizonte, Brazil, June 28, 2002